SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             SPECTRIAN CORPORATION
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                              SPECTRIAN CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 15, 1999


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Spectrian Corporation, a Delaware corporation (the "Company"), will be held on Thursday, July 15, 1999, at 10:00 a.m. local time, at 160 Gibraltar Court, Sunnyvale, California 94089, for the following purposes:

                  1. To elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified.

                  2. To approve an amendment to the 1994 Director Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 60,000 shares.

                  3. To approve an amendment to the 1992 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 450,000 shares.

                  4. To ratify the appointment of KPMG LLP as independent accountants of the Company for the fiscal year ending March 31, 2000.

                  5. To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournments thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on June 1, 1999 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.


                                           Sincerely,

                                           /s/ Garrett A. Garrettson
                                           ----------------------------------
                                           Garrett A. Garrettson
                                           President and Chief Executive Officer

Sunnyvale, California
June 15, 1999


                             YOUR VOTE IS IMPORTANT.

--------------------------------------------------------------------------------
     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                              SPECTRIAN CORPORATION

                                ----------------

                            PROXY STATEMENT FOR 1999
                         ANNUAL MEETING OF STOCKHOLDERS


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of SPECTRIAN CORPORATION, a Delaware corporation (the "Company" or "Spectrian"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Thursday, July 15, 1999, at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 160 Gibraltar Court, Sunnyvale, California 94089. The Company's principal executive offices are located at 350 W. Java Drive, Sunnyvale, California 94089, and its telephone number at that location is (408) 745-5400.

         These proxy solicitation materials and the Annual Report on Form 10-K for the year ended March 31, 1999, including financial statements, were first mailed on or about June 15, 1999 to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

         Stockholders of record at the close of business on June 1, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of common shares outstanding, designated common stock, $.001 par value per share. As of June 1, 1999, 10,217,578 shares of the Company's common stock were issued and outstanding and held of record by 286 stockholders.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

Voting

         Each stockholder is entitled to one vote for each share held. Every stockholder voting for the election of directors (Proposal One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such stockholder is entitled to vote, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the stockholder's votes. On all other matters, each share of common stock has one vote.

Solicitation of Proxies

         This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Quorum; Abstentions; Broker Non-votes

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") who will be an employee of the Company's Transfer Agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

         The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for the directors set forth herein; for the amendment of the 1994 Director Plan to increase the number of shares available for issuance thereunder by 60,000 shares; for the amendment of the 1992 Stock Plan to increase the number of shares available for issuance thereunder by 450,000 shares; for the ratification of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2000; and at the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

         If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Deadline for Receipt of Stockholder Proposals

         Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than April 15, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

         The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's Annual Meeting, which is not eligible for inclusion in the proxy statement relating to the meeting, the stockholder must give the Company notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than April 15, 2000. If such a stockholder fails to comply with the foregoing notice provision the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's Annual Meeting in 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of June 1, 1999 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as of March 31, 1999 as a group.


                                                          Common
                                                          Stock      Approximate
       Five Percent Stockholders,                      Beneficially   Percentage
Directors and Certain Executive Officers                   Owned       Owned(1)
----------------------------------------                   -----       --------

Kopp Investment Advisors, Inc.(2) ...................    2,205,300        21.6%
  7701 France Avenue South
  Suite 500
  Edina, MN 55435
Becker Capital Management, Inc.(3) ..................      750,601         7.3
  1211 SW Fifth Avenue, Suite 2185
  Portland, Oregon 97204
State of Wisconsin Investment Board(4) ..............      568,900         5.6
  121 East Wilson Street
  Madison, WI 53702
Garrett A. Garrettson(5) ............................      175,070         1.7
James A. Cole(6) ....................................        8,542          *
Martin Cooper(7) ....................................       24,792          *
Charles D. Kissner ..................................        2,500          *
Robert W. Shaner ....................................         --            *
Robert C. Wilson(8) .................................        8,542          *
Eric A. Young(9) ....................................        8,542          *
Bruce R. Wright(10) .................................       64,575          *
Stephen B. Greenspan(11) ............................       83,541          *
William Zucker(12) ..................................       30,438          *
Joseph M. Veni(13) ..................................       49,124          *
All directors and executive officers as a
 group (14 persons)(14) .............................      557,311         5.2

---------------
     * Less than 1%
(1) Applicable percentage ownership is based on 10,217,578 shares of Common Stock outstanding as of June 1, 1999 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after June 1, 1999 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
(2) Reflects ownership as reported on Schedule 13D dated August 10, 1998 with the Commission by Kopp Investment Advisors, Inc. ("KIA"). Represents shares beneficially owned by (i) KIA, a registered investment advisor, (ii) Kopp Holding Company ("Holding") and (iii) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA and his control over Holdings. KIA has sole voting power over 569,000 shares of the Company's Common Stock, sole dispositive power over 490,000 shares of the Company's Common Stock and shared dispositive power over 1,594,300 shares of the Company's Common Stock. Holding has beneficial ownership of 2,084,300 shares of the Company's Common Stock. Mr. Kopp has beneficial ownership of 2,205,300 shares of the Company's Common Stock and sole voting and dispositive power over 121,000 shares of the Company's Common Stock.
(3) Reflects beneficial ownership as reported on Schedule 13G/A filed with the Commission by Becker Capital Management, Inc. ("Becker") on February 11, 1999. Becker is a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended. Becker has sole voting and dispositive power over 750,601 shares of the Company's Common Stock.
(4) Reflects ownership as reported on Schedule 13G/A dated February 2, 1999 filed with the Commission by Wisconsin Investment Board ("WIB"). WIB is a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended. WIB has sole voting and dispositive power over 568,900 shares of the Company's Common Stock.
(5) Includes 167,373 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(6) Includes 8,542 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(7) Includes 24,792 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(8) Includes 2,500 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(9) Includes 8,542 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(10) Includes 62,291 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(11) Includes 83,541 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(12) Includes 26,213 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(13) Includes 46,651 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.
(14) Includes 530,018 shares issuable pursuant to options exercisable within 60 days of June 1, 1999.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees

         A board of six directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below each of whom is presently a director of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

Vote Required

         If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.

Nominees

         The names of the nominees and certain information about them are set forth below:

                                                                                 Director
       Name of Nominee             Age           Position with Company            Since
--------------------------------   -----   -----------------------------------   ----------
Garrett A. Garrettson               55     President, Chief Executive Officer
                                             and Director                          1996
James A. Cole(1)                    56     Director                                1985
Martin Cooper(2)                    70     Director                                1994
Charles D. Kissner(2)               52     Director                                1998
Robert W. Shaner                    50     Director                                1999
Robert C. Wilson(1),(2)             79     Director                                1995

---------------
(1)  Member of Compensation Committee.
(2)  Member of Audit Committee.


         There is no family relationship between any director or executive officer of the Company.

         Garrett A. Garrettson joined the Company in April 1996 as President, Chief Executive Officer and Director. Between March 1993 and March 1996 he was President and Chief Executive Officer of Censtor Corporation, a company that designs and sells technology related to magnetic recording heads for the disk drive industry. From November 1986 to March 1993, he served as a Vice President of the Imprimis subsidiary of Control Data Corporation, a computer systems company and subsequently with Seagate Technology, Inc., ("Seagate") a company that designs and manufactures disk drives, when Seagate acquired the Imprimis subsidiary in 1989. Prior to 1986, Mr. Garrettson held a variety of positions with Hewlett Packard Company and served in the U.S. Navy. Mr. Garrettson also serves on the boards of directors of Benton Oil and Gas Company and RedLakes Imaging Corporation. He received his B.S. and M.S. in Engineering and Physics and a Ph.D. in Mechanical Engineering from Stanford University.

         James A. Cole has been a director of the Company since June 1985. He has been a General Partner of Spectra Enterprise Associates, a venture capital firm, since October 1986 and has been a General Partner with Windward Ventures, a venture capital firm, since November 1997. Prior to 1986, Mr. Cole spent twenty years in various microwave integrated circuit companies, including Amplica Inc., where he was a co-founder and served as Chief Operating Officer. Amplica became a public company in 1981 and was acquired by Comsat Corporation in 1982. He presently serves on the boards of directors of Vitesse Semiconductor Corp., a semiconductor manufacturer, and Gigatronics Inc., a microwave instrument supplier.

         Martin Cooper has been a director of the Company since January 1994. Mr. Cooper has served as Chairman and Chief Executive Officer of Array Comm, Incorporated, a wireless technology manufacturer, since April 1992 and as Chairman of Dyna, Incorporated, a consulting company, since 1986. From 1985 to December 1992, he served as President of Cellular Pay Phone Incorporated, a cellular pay telephone company. From 1982 to 1986, he was a co-founder, Chairman and Chief Executive Officer of Cellular Business Systems, Inc., a management information company. From 1954 to 1983, Mr. Cooper served in a variety of positions including Corporate Vice President, Division Manager and Corporate Director of Research and Development of Motorola. Mr. Cooper currently serves on the board of directors of Conductus, Inc., a superconducting products company. He is a Fellow of the IEEE and of the Radio Club of America and a recipient of the IEEE Centennial medal. He serves on the Advisory Board of the International National Electronics Consortium and serves on its Board of Directors. He received a B.S. and an M.S. in Electrical Engineering from the Illinois Institute of Technology.

         Charles D. Kissner has served as a director of the Company since March 1998. Mr. Kissner has served as Chief Executive Officer of Digital Microwave Corporation ("Digital"), a wireless telecommunications equipment company, since July 1995 and was named Chairman of Digital's Board of Directors in August 1996. Prior to joining Digital, Mr. Kissner served from July 1993 to July 1995 as Vice President and General Manager of Microelectronics Division of M/A-COM, Inc., a manufacturer of radio and microwave communication products. From February 1990 to July 1993, Mr. Kissner served as President, Chief Executive Officer and a Director of Aristacom International, Inc., a communications software company. From 1971 to 1990, Mr. Kissner was an executive with AT&T and Fujitsu in a variety of positions. Mr. Kissner is also a member of the board of directors of Quickturn Design Systems, Inc., an engineering and design services company. Mr. Kissner received a B.S. in Industrial Management and Electrical Engineering from California State Polytechnic University and an M.B.A. from the University of Santa Clara.

         Robert W. Shaner has served as a director of the Company since April 1999. Mr. Shaner has served as the President and Chief Executive Officer of Pacific Bell Wireless since August 1998. Prior to assuming that position, Mr. Shaner served as President of SBCI Europe and Middle East for SBC International, Inc. from March 1997 to August 1998. From 1991 to 1995 Mr. Shaner served as Executive Vice President for Southwestern Bell Mobile System in Dallas. Prior to 1991, Mr. Shaner held various other management positions at Southwestern Bell Telephone/Telecom and Cellular One. Mr. Shaner earned a B.A. from Central Methodist College, did graduate work at Southern Illinois University and completed Stanford University's Advanced Management Program.

         Robert C. Wilson has served as a director of the Company since October 1995. Mr. Wilson has been Chairman of Wilson & Chambers, a venture capital and consulting firm, since December 1982. Mr. Wilson served as President, Chief Executive Officer and Chairman of the Board at Memorex Corporation from 1974 until 1980. From 1971 to 1974, Mr. Wilson served as President and Chief Executive Officer of Collins Radio Company, a communications company. From 1969 to 1971, Mr. Wilson was employed by Rockwell International, a diversified manufacturing company, first as President of Commercial Products and later as Executive Vice President. He is currently a member of the boards of directors of Gigatronics Inc., a microwave instrument supplier, and Resound Corporation, a hearing device manufacturer company. Mr. Wilson received a B.S. in Engineering from the University of California at Berkeley.

Board Meetings and Committees

         The Board of Directors of the Company held a total of nine meetings during fiscal 1999. No director nominated above attended fewer than 85% of the meetings of the Board of Directors and 60% of the meetings of the committees, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

         The Audit Committee, which consisted of Messrs. Cooper, Kissner and Wilson during fiscal 1999, is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls. The Audit Committee met three times during fiscal 1999.

         The Compensation Committee, which during fiscal 1999, consisted of Messrs. Cole, Wilson and Eric A Young, a director of the Company who is not seeking re-election met three times during fiscal 1999. The duties of the Compensation Committee include determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of Messrs. Cole and Wilson. Mr. Garrettson, who is President and Chief Executive Officer of the Company, has participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants to the Company, except that Mr. Garrettson was excluded from discussions regarding his own salary and incentive compensation.

                                  PROPOSAL TWO

                     AMENDMENT OF 1994 DIRECTOR OPTION PLAN


         At the Annual Meeting, the stockholders are being asked to approve an amendment of the Company's 1994 Director Option Plan (the "Director Plan") to increase the number of shares of common stock reserved for issuance thereunder by 60,000 shares. The adoption of the Director Plan was approved by the Board of Directors in May 1994 and subsequently by the stockholders in June 1994. In July 1997, the stockholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 60,000 shares. As of June 1, 1999, options to purchase an aggregate of 75,000 shares of the Company's common stock were outstanding, with a weighted average exercise price of $27.85 per share, and 70,000 shares (including the 60,000 shares subject to stockholder approval at this Annual Meeting) were available for future grant. No shares have been purchased pursuant to exercise of stock options under the Director Plan.

         The Director Plan provides for the grant of nonqualified stock options to non-employee directors of the Company who do not represent stockholders holding more than 1% of the Company's outstanding common stock ("Outside Directors") pursuant to an automatic, non-discretionary grant mechanism. The Company believes that the grant of options to the non-employee directors has enabled the Company to attract and retain directors with the talent that it continues to require.

         The Board of Directors seeks to replenish the authorized and reserved shares for the Director Plan to enable the Company to continue its automatic, non-discretionary grants at their present levels through fiscal 2001, assuming
(i) the size of the Company's Board of Directors is expanded to include one additional non-employee director and (ii) that the current Outside Directors remain eligible for the Director Plan.

         For  these  reasons,   the  Board  of  Directors  recommends  that  the
stockholders vote "For" approval of the amendments to the Director Plan.

Vote Required

         The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the Plan. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and
(ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

         The essential terms of the Director Plan are summarized as follows:

Purpose

         The purposes of the Director Plan are to attract, retain and motivate the best available non-employee directors and to promote the success of the Company's business.

Automatic, Non-Discretionary Grants and Eligibility

         The Director Plan provides that each future Outside Director automatically will be granted an option to purchase 5,000 shares of the Company's common stock on the date upon which such person becomes an Outside Director (the "First Option"). Subsequently, each Outside Director is granted an additional option to purchase 5,000 shares of common stock (a "Subsequent
Option") at the next meeting of the Board of Directors following the Annual Meeting of Stockholders (if, on such date, he or she has served as a director for at least six months), so long as he or she remains an Outside Director.

Terms of Options

         Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

                  (1) Exercise of the Option: The options granted under the Director Plan may be exercised after the shares subject to the option become vested. The Director Plan provides for vesting of 25% of the First Option on each anniversary of the date of grant, and the Subsequent Options vest as to 2.08% of the shares subject to the option on each monthly anniversary of the date of grant. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of common stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's common stock, subject to certain conditions. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator.

                  Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

                  (2) Option Price: The option price of nonqualified stock options under the Director Plan is 100% of the fair market value of the common stock on the date the option is granted. For purposes of the Plan, fair market value is defined as the closing price per share of the common stock on the date of grant as reported on the Nasdaq National Market.

                  (3) Termination of Employment: The Director Plan provides that if the optionee's status as a non-employee director of the Company is terminated for any reason, other than death or disability, options may be exercised within three months after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

                  (4) Death: If an optionee should die while a non-employee director of the Company, options may be exercised at any time within twelve months after the date of death but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option.

                  (5) Disability: If an optionee's status as a non-employee director is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of the individual's status as an Outside Director and in no event later than the expiration of the term of such option.

                  (6) Termination of Options: Options granted under the Director Plan expire ten years from the date of grant. No option may be exercised by any person after such expiration.

                  (7) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or a qualified domestic relations order, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.


Adjustment Upon Changes in Capitalization

         In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation or sale of substantially all of the assets of the Company, all outstanding options shall be assumed or an equivalent option substituted by the successor corporation. If the options are not assumed or substituted by the successor corporation, the options vest in full immediately but terminate 30 days from the date notice is given to the optionee of the fully vested status of the option.

Amendment and Termination

         With the exception of the Administration of the Director Plan, including the number, frequency and price of grants and the eligibility and vesting of options, the Board of Directors may amend the Directors Plan at any time or from time to time or may terminate it without approval of the stockholders, provided, however, that stockholder approval is required for any amendment which increases the number of shares which may be issued under the Director Plan or for any amendment that would be required to enable the Director Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Director Plan without the consent of the optionee. In any event, the Director Plan will terminate in May 2004.

Tax Information

         Options granted under the Director Plan are nonqualified options.

         An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

         The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Director Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the Plan

         The grant of options under the Director Plan to non-employee directors who do not represent greater than 1% stockholders of the Company is automatic and non-discretionary. Information regarding options granted to non-employee directors pursuant to the 1994 Director Option Plan during fiscal 1999 is set forth under the heading "Executive Compensation and Other Matters--Compensation of Directors." During fiscal 1999, all non-employee directors as a group received options to purchase 25,000 shares pursuant to the Director Plan. No other employee or director of the Company received any shares pursuant to the Director Plan.

                                 PROPOSAL THREE

                          AMENDMENT OF 1992 STOCK PLAN


         At the Annual Meeting, the stockholders are being asked to approve an amendment of the Company's 1992 Stock Plan (the "Plan") to increase the number of shares of common stock reserved for issuance thereunder by 450,000 shares. The adoption of the Plan was approved by the Board of Directors in July 1992 and subsequently by the stockholders. In June 1996 the stockholders approved an amendment to the Plan to increase the number of shares of common stock reserved for issuance thereunder by 625,000 shares and to make certain changes to the Plan in order that it comply with the performance-based criteria of Section 162(m) of the Code. In July 1997, the stockholders approved an amendment to the Plan to increase the number of shares of common stock reserved for issuance thereunder by 350,000 shares. As of June 1, 1999, options to purchase an aggregate of 1,214,102 shares of the Company's Common Stock were outstanding, with a weighted average exercise price of $19.02 per share, and 709,024 shares (including the 450,000 shares subject to stockholder approval at this Annual Meeting) were available for future grant. In addition, 1,817,759 shares have been purchased pursuant to exercise of stock options under the Plan.

         The Plan authorizes the Board of Directors to grant stock options to eligible employees and consultants of the Company. The Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a longstanding practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve stockholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require.

         The Board of Directors believes that the remaining shares available for grant under the Plan are insufficient to accomplish the purposes of the Plan described above. The Company anticipates there will be a need to hire additional technical or management employees during fiscal 2000 and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.

         For  these  reasons,   the  Board  of  Directors  recommends  that  the
stockholders vote "For" approval of the amendment to the Plan.

Vote Required

         The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Plan. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and
(ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

         The essential terms of the Plan are summarized as follows:

Purpose

         The purposes of the Plan are to attract, retain and motivate the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

Administration

         The Plan provides for administration by the Board of Directors of the Company or by a committee of the Board. The Plan is currently being administered by the Compensation Committee of the Board of Directors, except that grants to executive officers are approved by the entire Board of Directors. The Board or the committee appointed to administer the Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

Eligibility

         The Plan provides that either incentive or nonqualified stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonqualified stock options may be granted to consultants of the Company or any of its designated subsidiaries. The Administrator elects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year.

Terms of Options

         Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

                  (1) Exercise of the Option: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's common stock, subject to certain conditions. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator.

                  Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

                  (2) Option Price: The option price of all incentive stock options and nonqualified stock options under the Plan is determined by the Administrator, but in no event shall it be less than the fair market value of the Common Stock on the date the option is granted. For purposes of the Plan, fair market value is defined as the closing price per share of the common stock on the date of grant as reported on the Nasdaq National Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant.

                  (3) Termination of Employment: The Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised within 30 days (or such other period of time not exceeding three months or such other period of time, not exceeding three months in the case of incentive stock options, as is determined by the Administrator) after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

                  (4) Death: If an optionee should die while an employee or a consultant of the Company (or during such period of time not exceeding three months, as determined by the Administrator), options may be exercised at any time within six months after the date of death but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

                  (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the notice of grant.

                  (6) Termination of Options: Options granted under the Plan expire no later than ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

                  (7) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or a qualified domestic relations order, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.


Adjustment Upon Changes in Capitalization

         In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation or sale of substantially all of the assets of the Company, all outstanding options shall be assumed or an equivalent option substituted by the successor corporation. The Administrator may in its discretion make provision for accelerating the exercisability of shares subject to options under the Plan in such event.

Amendment and Termination

         The Board of Directors may amend the Plan at any time or from time to time or may terminate it without approval of the stockholders, provided, however, that stockholder approval is required for any amendment which increases the number of shares which may be issued under the Plan, materially changes the standards of eligibility or materially increases the benefits which may accrue to participants under the Plan. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in July 2002.

Tax Information

         Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonqualified options.

         An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         All other options which do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

         The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the Plan

         The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters--Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the named executive officers during fiscal 1999. Information regarding options granted to non-employee Directors pursuant to the 1994 Director Option Plan during fiscal 1999 is set forth under the heading "Executive Compensation and Other Matters--Compensation of Directors." During fiscal 1999, all current executive officers as a group and all other employees as a group received options to purchase 165,000 shares and 102,400 shares, respectively, pursuant to the Plan. As of March 31, 1999, approximately 515 persons were eligible to participate in the Plan.


                                  PROPOSAL FOUR

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


         The Board of Directors has selected KPMG LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2000, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         The Board unanimously recommends a vote "For" the ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2000.

         KPMG LLP has audited the Company's financial statements annually since 1993. Representatives of KPMG LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company (the "Named
Executive Officers") for services rendered in all capacities to the Company in the fiscal year ended March 31, 1999.

                                                                                                                      Long-Term
                                                                                                                     Compensation
                                                                                                                        Awards
                                                                                                                       --------
                                                                                                                       Number of
                                                                                      Annual Compensation(1)          Securities
                                                                                    -------------------------         Underlying
         Name and Principal Position                             Fiscal Year        Salary           Bonus(2)           Options
         ---------------------------                             -----------        ------           --------           -------
Garrett A. Garrettson ........................................       1999          $284,073          $   --              35,000
 President, Chief Executive Officer                                  1998           275,000            54,000            25,000
 and Director(3)                                                     1997           250,159            46,470           250,000
Stephen B. Greenspan .........................................       1999           188,479              --              20,000
 Executive Vice President and                                        1998           195,192            31,735              --
 Chief Operating Officer(4)                                          1997           153,831            81,433           100,000
Bruce R. Wright ..............................................       1999           200,189              --              25,000
 Executive Vice President, Finance and                               1998           175,384             8,000            10,000
 Administration, Chief Financial Officer                             1997              --                --             100,000
 and Secretary(5)
Joseph M. Veni ...............................................       1999           154,961              --              45,000
 Executive Vice President and General                                1998           145,192            33,824            10,000
 Manager, Single Carrier Products(6)                                 1997           120,803            31,799            75,000
William Zucker ...............................................       1999           156,617              --              20,000
 Vice President, Single Carrier Products(7)                          1998           138,462            34,250            10,000
                                                                     1997           135,503            25,721              --

------------
(1) Other than salary and bonus described herein, the Company did not pay the persons named in the Summary Compensation Table any compensation, including incidental personal benefits, in excess of 10% of such Named Executive Officer's salary.
(2) Represents bonuses relating to performance of services for the Company in fiscal 1998, some of which was paid in fiscal 1999.
(3) Mr. Garrettson became President, Chief Executive Officer and director of the Company in April 1996.
(4) Mr. Greenspan became Executive Vice President, Operations in April 1996 and was appointed Chief Operating Officer in April 1997. Mr. Greenspan resigned effective March 31, 1999. See "--Employment Contracts and Change in Control Arrangements."
(5) Mr. Wright joined the Company as Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary in May 1997. Mr. Wright resigned effective May 7, 1999.
(6) Mr. Veni joined the Company in April 1, 1992 as Vice President of Sales. He was named Senior Vice President, Sales and Marketing in April 1996, and he became Executive Vice President and General Manager of Single Carrier Products in December 1998.
(7) Mr. Zucker joined the Company in October 1995 as Vice President of Engineering. He was named Vice President of Product Line Management in August 1996, became Vice President of Marketing in April 1997 and was named Vice President of Single Carrier Products in June 1998.

Option Grants in Last Fiscal Year

         The following table provides information concerning each grant of options to purchase the Com-pany's common stock made during the fiscal year ended March 31, 1999 to the Named Executive Officers.

                                                                                                          Potential Realizable Value
                                           Number of      % of Total                                        Minus Exercise Price at
                                          Securities       Options                                          Stock Price Appreciation
                                           Underlying      Granted to      Exercise                            for Option Term(1)
                                             Option       Employees in    Price Per      Expiration        ------------------------
             Name                          Granted(2)      Fiscal Year    Share(3)(4)      Date              5%               10%
             ----                          ----------      -----------    ------------     ----              --               ---
Garrett A. Garrettson ................       35,000           3.8%          12.94          8/4/08          $284,771         $721,667
Stephen B. Greenspan .................       20,000           2.2%          12.94          8/4/08           162,726          412,381
Bruce R. Wright ......................       25,000           2.7%          12.94          8/4/08           203,408          515,476
Joseph M. Veni .......................       25,000           2.7%          12.94          8/4/08           203,408          515,476
Joseph M. Veni .......................       20,000           2.2%          19.00          1/21/09          238,980          605,622
William Zucker .......................       20,000           2.2%          12.94          8/4/08           203,408          515,476

--------------
(1) Potential realizable value is based on the assumption that the common stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 years option term. These numbers are calculated based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth.
(2) Except as noted, all options shown granted in fiscal 1999 are exercisable starting one year after the date of grant, with 1/48th% of the shares becoming exercisable each at the end of every month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Under the 1992 Stock Plan, the Board of Directors retains the discretion to modify the terms, including the price, of outstanding options.
(3) Options were granted at an exercise price equal to the fair market value of the Company's common stock, as determined by reference to the closing price reported on the Nasdaq National Market on the date of grant, or as determined by the Board of Directors prior to the Company's securities being traded on the Nasdaq National Market.
(4) Exercise price and tax withholding obligations may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding the exercise of stock options during fiscal 1999 and the value of options held as of March 31, 1999 by the Named Executive Officers.

                                                                             Number of Securities          Value of Unexercised
                                                                            Underlying Unexercised         In-the-Money Options
                                           Shares                         Options at March 31, 1999       at March 31, 1999 ($)(2)
                                         Acquired on       Value        -----------------------------   ----------------------------
             Name                         Exercise       Realized(1)    Exercisable     Unexercisable   Exercisable    Unexercisable
             ----                         --------       -----------    -----------     -------------   -----------    -------------
Garrett A. Garrettson ..............         --              --           141,338         123,662            --              --
Stephen B. Greenspan ...............         --              --            74,376          55,624            --              --
Bruce R. Wright ....................         --              --            53,125          81,875            --              --
Joseph M. Veni .....................         --              --            39,277          81,394          31,477          25,781
William Zucker .....................         --              --            22,193          42,807            --              --

------------
(1) Market value of the Company's common stock at the exercise date minus the exercise price.
(2) Market value of the Company's common stock at fiscal year-end minus the exercise price.


Employment Contracts and Change-in-control Arrangements

         The Company has entered into employment agreements with Garrett A. Garrettson, Stephen B. Greenspan and Bruce R. Wright (collectively, the "Employees"). The Employees are eligible to participate in the Company's employee benefit plans and executive compensation programs.

         In April 1996, the Company appointed Garrett A. Garrettson as the Company's President, Chief Executive Officer and director of the Company. Mr. Garrettson entered into an employment agreement with the Company pursuant to which he received an annual base salary of $275,000 and received a one-time signing bonus of $25,000 in fiscal 1997. The agreement provides for additional variable compensation in the target amount of $100,000 per year starting in fiscal year 1997. During fiscal 1999, Mr. Garrettson's salary was increased to $294,300 and his valuable compensation target was increased to $150,000. The Company also granted Mr. Garrettson options to purchase 250,000 shares of common stock shortly after he commenced employment with the Company. These shares are subject to vesting over four years and were priced at the fair market value of the Company's common stock at the time of grant in April 1996. On August 27, 1996, the Board of Directors of the Company authorized the reduction of the exercise price of options to purchase 250,000 shares of the Company's common stock granted to Mr. Garrettson in April 1996 in connection with his employment agreement. Mr. Garrettson's hiring package included an agreement by the Company to protect the value of Mr. Garrettson's options from a significant decrease in the price of the Company's common stock in the period following his hiring by the Company. Mr. Garrettson's April 1996 options had exercise prices of $21.375 per share, and such exercise price was substantially higher than the $13.75 per share market price of the Company's common stock at the time of the reissuance. Mr. Garrettson's April 1996 options were exchanged as of August 27, 1996 for nonstatutory options with exercise prices of $14.50 per share. The vesting periods and expiration dates of Mr. Garrettson's options were unchanged as a result of the reissuance. The agreement also provides that in the event that Mr. Garrettson's employment is terminated by the Company, for any reason other than misconduct, the Company will continue Mr. Garrettson's base salary for nine months. In fiscal 1999, Mr. Garrettson was granted options to purchase an additional 35,000 shares of common stock.

         In April 1996, in connection with his acceptance of employment with the Company, Stephen B. Greenspan, Chief Operating Officer, entered into an employment agreement with the Company pursuant to which he received an annual base salary of $175,000. The agreement provides for additional variable compensation in the target amount of $100,000 per year starting in fiscal year 1997. The Company also granted Mr. Greenspan options to purchase 80,000 shares of common stock shortly after he commenced employment with the Company. The agreement also provides that in the event that Mr. Greenspan's employment is terminated by the Company, for any reason other than misconduct, the Company will continue Mr. Greenspan's base salary for six months. Mr. Greenspan was granted an additional option to purchase 10,000 shares of the Company's common stock in August 1996 at an exercise price of $14.50 per share and subject to four years vesting. In fiscal 1999, Mr. Greenspan was granted options to purchase an additional 20,000 shares of common stock. These shares are subject to vesting over four years and are priced at the fair market value of the common stock at the time of grant.

         Stephen B. Greenspan resigned as an officer of the Company effective March 31, 1999. Pursuant to a separation agreement dated March 23, 1999, the Company and Mr. Greenspan agreed that Mr. Greenspan would receive a severance payment of $100,000, or six months salary, and would serve as a consultant to the Company for 12 months commencing April 1, 1999. The Company also agreed to pay Mr. Greenspan's group medical, vision and dental premiums until March 21, 2000. The Company also agreed to continue to fund Mr. Greenspan's executive life insurance premiums for a year after he ceased to be an officer of the Company. With respect to options held by Mr. Greenspan to purchase the Company's common stock, Mr. Greenspan will continue to vest until the earlier of the date he ceases to be a Company consultant or March 31, 2000. Mr. Greenspan's options will also continue to be subject to acceleration upon a change in control during this period. Mr. Greenspan will be entitled to exercise such options until June 29, 2000. Mr. Greenspan agreed to release the Company for any and all claims or any liability for compensation except as set forth in the separation agreement.

         In May 1997 the Company appointed Bruce R. Wright as the Company's Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary. Mr. Wright entered into an Employment Offer Letter with the Company pursuant to which he receives an annual base salary of $200,000. Mr. Wright is also eligible for up to $100,000 of variable compensation per year in connection with the Company's Executive Variable Compensation Plan. Mr. Wright received an option to acquire 100,000 shares of the Company's common stock shortly after he commenced employment with the Company. In fiscal 1999, Mr. Wright was granted options to purchase an additional 25,000 shares of Common Stock. All shares are subject to vesting over four years and are priced at the fair market value of the Company's common stock at the date of grant.

         Bruce R. Wright resigned as an officer of the Company on May 8, 1999. In connection with a separation agreement dated May 7, 1999, the Company and Mr. Wright agreed that Mr. Wright would receive monthly payments of $250.00 through May 8, 2000. Mr. Wright agreed to provide 2.5 hours per month of consulting services to the Company without additional payment. Mr. Wright agreed to provide additional consulting services as requested at $100 per hour. The Company will pay Mr. Wright group medical, vision and dental insurance premiums until the earlier of June 1, 2000 or he accepts full-time employment. Mr. Wright will also be entitled to continue to participate in the Exec-U-Care executive reimbursement program until June 1, 2000, and the Company will pay the related premiums. Mr. Wright's options to purchase the Company's common stock will continue vesting until the earlier of May 8, 2000 or he ceases to be reasonably available as a consultant to the Company. During the period Mr. Wright's options continue to vest, they will continue to be subject to acceleration of vesting upon a change in control. Mr. Wright will have 180 days from the date his options cease vesting to exercise such options. Mr. Wright agreed to release the Company from any and all claims or any liability for compensation except as set forth in the separation agreement.

         Upon the termination of Mr. Garrettson's employment with the Company for any reason whatsoever, including a Constructive Termination (defined below), and other than a voluntary termination or termination for Cause (defined below) or disability or death, such individual is entitled to a severance payment at the then applicable base salary rate, and payment of COBRA benefits for nine months. In addition, Mr. Garrettson will have three months from the date of such termination of employment described above, or if terminated due to a disability or death, in which to exercise his stock options. Upon the termination of Mr. Garrettson's employment with the Company due to a disability, he is entitled to a severance payment equal to the amount by which his then applicable base salary rate exceeds all disability payments under the Company's insurance plans and any state or federal disability plans. Such severance payment shall be made for nine months. Mr. Garrettson is not entitled to severance payments if his employment is voluntarily terminated or terminated for cause or by death. Constructive Termination means a material reduction in salary or benefits not agreed to by Mr. Garrettson or a material change in his responsibilities, or a requirement to relocate more than 25 miles. Termination for "Cause" means termination of employment as a result of (i) an act or acts of dishonesty undertaken by Mr. Garrettson, and intended to result in substantial gain or personal enrichment at the expense of the Company, (ii) willful, deliberate and persistent failure by Mr. Garrettson to perform his duties, or (iii) his conviction of a felony.

         In the event there is a change in control of the Company in which substantially all the Company's assets are acquired, each of Mr. Garrettson's, Mr. Greenspan's, Mr. Wright's and Mr. Veni's options will vest in full. For purposes of the options held by Messrs. Garrettson, Greenspan, Wright and Veni, a change of control is defined to mean the occurrence of any of the following events: (i) any "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (ii) a change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors, where
"Incumbent Directors" means directors who either (A) are directors of the Company as of the date of grant of the option or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (other than to a subsidiary or subsidiaries).

Compensation of Directors

         Non-employee directors currently receive a quarterly retainer of $3,000, a fee of $2,000 for attendance at each general Board of Directors meeting, and a fee of $500 for attendance at each committee meeting for services provided in that capacity and are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board. Prior to December 1998, directors were paid a per committee meeting fee of $1,000 for attendance at such meeting. The Company's Director Plan provides that options may be granted to non-employee directors of the Company who do not represent stockholders holding more than 1% of the Company's outstanding common stock pursuant to an automatic nondiscretionary grant mechanism. Each Outside Director is automatically granted an option to purchase 5,000 shares (the "First Option") on the date on which such person first becomes an Outside Director. After the First Option has been granted to an Outside Director, such Outside Director is thereafter automatically granted an option to purchase 5,000 shares at the next meeting of the Board of Directors following the Annual Meeting of Stockholders in each year, if, on such date, he shall have served on the Board for at least six (6) months. The "First Option" granted shall be exercisable only while the Outside Director remains a director with the Company, and vests in installments cumulatively as to 25% of the shares subject to the option on each anniversary of its date of grant. Subsequent option grants are exercisable only while the Outside Director remains a director of the Company, and vest as to 2.08% of the shares subject to the option on each monthly anniversary of its date of grant.

Report of the Board of Directors on Executive Compensation

         During the fiscal year ended March 31, 1999 the Company's executive compensation program was approved by the Board of Directors as a whole rather than the Compensation Committee of the Board of Directors. The following is the report of the Board of Directors with respect to the compensation paid to the Company's executive officers during fiscal 1999. Actual compensation earned during the fiscal year by the Named Executive Officers is shown in the Summary Compensation Table above.

         Compensation Philosophy

         The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's stockholders. To achieve this goal the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a significant portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and
(iii) encourage executives to manage from the perspective of owners with an equity stake in the Company.

         The compensation program for the Company's executive officers consists of the following components:

         o   Base salary

         o   Quarterly and annual cash incentives

         o   Long-term stock option incentives

         Base Salary

         The Board of Directors reviewed and approved fiscal 1999 base salaries for the Chief Executive Officer and other Named Executive Officers at the beginning of the fiscal year. Base salaries were established by the Board based upon competitive compensation data, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In addition, the level of base salaries of each of Mr. Garrettson, the Chief Executive Officer, Mr. Greenspan and Mr. Wright were governed by employment agreements entered into with such executives in connection with their original employment with the Company, and such employment agreements were reviewed and approved by the Board of Directors. The terms of these employment agreements are described in the section entitled,

"Employment Contracts and Change-In-Control Arrangements." Officer salaries have been targeted at or above the average rates paid by competitors to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Board reviewed and analyzed the compensation packages, including base salary levels, offered by other high technology companies. The competitive information was obtained from surveys prepared by national consulting companies or industry associations (e.g., Radford Associates, PricewaterhouseCoopers and the American Electronics Association). The surveys include, but are not limited to, data from all industries represented in the Standard & Poor's Communication Equipment Manufacturer Index, the "line of business index" used in the stock performance graph set forth below. See "Performance Graph." In making base salary decisions, the Board exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The Company hired Mr. Garrettson in March 1996 and negotiated the terms of his employment with him at that time. Mr. Garrettson commenced his employment with the Company in April 1996. Mr. Garrettson's base salary of $275,000 was increased to
$294,300 in fiscal 1999 and the Board of Directors' policy of fixing compensation at or above the average rates paid by its competitors.

         Quarterly and Annual Cash Incentives

         Quarterly and annual incentive bonuses for executive officers are intended to reflect the Board's belief that a significant portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. To carry out this philosophy, the Company has implemented a Variable Compensation Bonus Plan, which compensates officers in the form of quarterly and annual cash bonuses. At the beginning of fiscal 1999, the Board of Directors established target bonuses for each executive officer as a percentage of the officer's base salary. The target level of bonuses which the executive officers were eligible to receive varied from 25% to 50% of base salaries. The Variable Compensation Bonus Plan is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance targets. The Named Executive Officers, including Mr. Garrettson, Mr. Greenspan and Mr. Wright, must successfully achieve these performance targets which are submitted by management to the Board for its evaluation and approval at the beginning of each fiscal quarter. The Company-based performance goals are tied to different indicators of Company performance, such as achievement of specific levels of orders, sales and pre-tax profits. These Company-based performance goals vary from quarter to quarter, may be subjective in nature and are competitively sensitive to the Company's business and operations. The individual's performance goals are tied to different indicators of the individual Named Executive Officer's performance, such as having received an order from a specific customer, achieved an R&D project milestone, or achieved a desired on-time customer delivery. The Board evaluates the completion of the Company and individual goals and approves a performance rating relative to the goals so completed. This scoring is subjective and is influenced by the Board's perception of the importance of the various corporate and individual goals. At the end of the fiscal year, when determining the bonus payment for the fourth fiscal quarter, the Board considers the overall performance of the Company and each individual during the entire fiscal year, including the fourth quarter. No bonuses were awarded during fiscal 1999. The Board of Directors did not award Mr. Garrettson any variable compensation in fiscal 1999, as the Company did not meet its performance targets.

         Long-Term Stock Option Incentives

         The Board provides the Company's Named Executive Officers with long-term incentive compensation through grants of options to purchase the Company's common stock. The Board believes that stock options provide the Company's Named Executive Officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock. The Board believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. The Board considers the grant of each option subjectively, reviewing factors such as the individual performance of the Named Executive Officer and the anticipated contribution of the Named Executive Officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into account. In fiscal 1999, the Board of

Directors granted Mr. Garrettson options to purchase 35,000 shares of common stock at an exercise price of $12.94 per share, the closing price of the Company's common stock on the date of grant. Such grants reflect the Board of Directors' policy of fixing compensation, including long-term incentive compensation, at or above the average rates paid by its competitors. These options vested at the rate of one-quarter of the shares subject to the options on the first anniversary of the date of grant and the remaining shares vest monthly at a rate of 1/48th of the total of each grant per month. The Board of Directors believes that this vesting structure provides appropriate alignment of Mr. Garrettson's interests with those of the Company's stockholders while also providing him with incentives to remain at the Company.

Section 162(m)

         The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of
Section 162(m).


                                        Respectfully submitted by:


                                        Garrett A. Garrettson   Robert W. Shaner
                                        James A. Cole           Robert C. Wilson
                                        Martin Cooper           Eric A. Young
                                        Charles D. Kissner

Performance Graph

         Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's common stock with the cumulative return of the Standard & Poor's 500 Index and of the Standard &
Poor's  Communication  Equipment  Manufacturer  Index for the period  commencing
August 3, 1994 and ending on March 31, 1999. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                       8/3/94        3/31/95       3/31/96       3/31/97       3/31/98       3/31/99
                                                       ------        -------       -------       -------       -------       -------
Spectrian Corporation                                    100           236           175            86           130            92
S&P 500 Index                                            100           111           147           176           261           309
S&P Communications Equipment Index                       100           142           205           242           406           565


------------
(1) The graph assumes that $100 was invested on August 3, 1994 in the Company's common stock and in the Standard & Poor's 500 Index and in the Standard & Poor's Communication Equipment Manufacturer Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.


         The information contained above under the captions "Report of the Board of Directors on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16 Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1999 all executive officers and directors of the Company complied with all applicable filing requirements.

                              CERTAIN TRANSACTIONS

         The Company had no transactions that were reportable pursuant to Item 404 of Regulation S-K during fiscal 1999. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                        THE BOARD OF DIRECTORS


Dated: June 15, 1999

                                                                      Appendix A

PROXY                         SPECTRIAN CORPORATION                        PROXY
                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                  July 15, 1999
           This Proxy is solicited on behalf of the Board of Directors

         The undersigned stockholder of SPECTRIAN CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 15, 1999, and hereby appoints Garrett A. Garrettson and Henry C. Montgomery each as proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of SPECTRIAN CORPORATION to be held on July 15, 1999 at 10:00 a.m. local time, at 160 Gibraltar Court, Sunnyvale, California 94089 and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


                (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                                                 [X] Please mark
                                                                      your votes
                                                                       as this


                                                                  WITHHOLD
                                                   FOR            FOR ALL
                                                   ---            -------
1. ELECTION OF DIRECTORS:
   NOMINEES:                                       [ ]              [ ]
   Garrett A. Garrettson,
   James A. Cole, Martin Cooper,
   Charles D. Kissner, Robert W. Shaner,
   Robert C. Wilson

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

   __________________________________________


                                                  FOR       AGAINST      ABSTAIN

 2. Amendment of 1994 Director Option Plan        [ ]         [ ]          [ ]


 3. Amendment of 1992 Stock Plan                  [ ]         [ ]          [ ]


 4. Appointment  of KPMG  LLP as  independent     [ ]         [ ]          [ ]
    auditors of Spectrian Corporation for the fiscal year ending March 31, 2000 and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                              THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, THE AMENDMENTS TO THE 1994 DIRECTOR OPTION PLAN AND 1992 STOCK PLAN, AND THE APPOINTMENT OF KPMG LLP, OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

Signature(s) ___________________________________________________________________

Dated __________________________, 1999

This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

                (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                                                      Appendix B

                              SPECTRIAN CORPORATION
                                 1992 STOCK PLAN

                        (as amended through June 7, 1999)

         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans of Delaware corporate and securities laws and of the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (e) "Committee" means a Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g)  "Company"   means  Spectrian   Corporation,   a  Delaware
corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor the payment of Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  NASDAQ
System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock or on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (p) "Nonstatutory Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

                  (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

                  (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

                  (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u)  "Option   Exchange   Program"  means  a  program  whereby
outstanding options are surrendered in exchange for options with a lower exercise price.

                  (v) "Optioned Stock" means the Common Stock subject to an Option.

                  (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

                  (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (y) "Plan" means this 1992 Stock Plan.

                  (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (bb) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be 3,750,886 (as adjusted for a one-for-two reverse stock split approved by the Board of Directors in May 1994). The Shares may be authorized, but unissued or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Should the Company reacquire vested Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan. However, if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i)  Administration  With  Respect to  Directors  and
Officers. With respect to grants of Options to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor rule ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                           (ii)  Administration  With Respect to Consultants and
Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                           (iii) Multiple Administrative Bodies. If permitted by
Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, non-Director Officers and Employees who are neither Directors nor Officers and Consultants who are not Directors.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
Stock, in accordance with Section 2(n) of the Plan;

                           (ii)  to  select  the   Officers,   Consultants   and
Employees to whom Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to  determine  the  number  of  shares of Common
Stock to be covered by each award granted hereunder;

                           (v) to approve  forms of agreement  for use under the
Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii)   to   determine   whether   and   under   what
circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

                           (viii) to reduce the exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (ix)  to   determine   the  terms  and   restrictions
applicable to Options;

                           (x) to provide for the early  exercise of Options for
the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

                           (xi) to  modify  or amend  each  Option  (subject  to
Section 13(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                           (xii) to authorize any person to execute on behalf of
the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xiii) to institute an Option Exchange Program; and

                           (xiv)  to  make  all  other   determinations   deemed
necessary or advisable for administering the Plan.

                  (c)  Effect  of  Administrator's   Decision.   All  decisions,
determinations and interpreta tions of the Administrator shall be final and binding.

         5. Eligibility.

                  (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

                  (b) Each Option shall be evidenced by a written Option agreement, which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b) above, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

                  (e) The following limitations shall apply to grants of Options to Employees:

                           (i) No Employee shall be granted,  in any fiscal year
of the Company, Options to purchase more than 200,000 Shares.

                           (ii) The  foregoing  limitations  shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11.

                           (iii)  If  an  Option  is  canceled  (other  than  in
connection with a transaction described in Section 11, the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         6. Term of Plan. Subject to Section 17 of this Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of this Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

         8. Option Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any other  Employee,  the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option

                                    (A)  granted to a person who, at the time of
the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)  granted  to any  person,  the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair

Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) a reduction in the amount of any Company liability to the Optionee, including any liability attribut able to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement; (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

         9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                           An Option may not be  exercised  for a fraction  of a
Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Adminis trator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3.  Options granted to persons who are subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (c) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant (other than upon the Optionee's death or Disability), the Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Administrator) after the date of such termination, exercise his or her Option to the extent that it was exercisable at the date of such termination. If after termination the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination. If after termination the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) Death of Optionee. In the event of an Optionee's death, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of the Optionee's death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

                  (f) The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

         10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been autho rized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consumma tion of such proposed action. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                   As a condition to the exercise of an Option or the issuance of Shares on exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

         16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                                                      Appendix C


                              SPECTRIAN CORPORATION

                            1994 DIRECTOR OPTION PLAN

                         As Amended through June 7, 1999


         1. Purposes of the Plan. The purposes of this 1994 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                  All options granted hereunder shall be nonstatutory stock options.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Common Stock of the Company.

                  (d)  "Company"   means  Spectrian   Corporation,   a  Delaware
corporation.

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                  (f) "Director" means a member of the Board.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  Nasdaq
System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (j) "Option" means a stock option granted pursuant to the Plan.

                  (k) "Optioned Stock" means the Common Stock subject to an Option.

                  (l) "Optionee" means an Outside Director who receives an Option.

                  (m) "Outside Director" means a Director who is neither an Employee nor a representative of a shareholder owning more than one percent (1%) of the outstanding shares of the Company.

                  (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (o) "Plan" means this 1994 Director Option Plan.

                  (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 145,000 Shares (as adjusted for a one-for-two reverse stock split approved by the Board of Directors in May 1994) (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration and Grants of Options under the Plan.

                  (a) Procedure  for Grants.  The  provisions  set forth in this
Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the

Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person  shall  have any  discretion  to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                           (ii) Each  Outside  Director  shall be  automatically
granted an Option to purchase 5,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy, following the effective date of this Plan as determined in accordance with
Section 6 hereof.

                           (iii) After the First  Option has been  granted to an
Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") at the next meeting of the Board of Directors following the Annual Meeting of Shareholders in each year commencing with the 1997 Annual Meeting of Shareholders, if on such date, he shall have served on the Board for at least six (6) months.

                           (iv)  Notwithstanding  the  provisions of subsections
(ii) and (iii) hereof, any exercise of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                           (v) The  terms of a First  Option  granted  hereunder
shall be as follows:

                                    (A) the term of the  First  Option  shall be
ten (10) years.

                                    (B) the First  Option  shall be  exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C) the  exercise  price per Share  shall be
100% of the fair  market  value  per  Share  on the  date of grant of the  First
Option.

                                    (D)   the   First    Option   shall   become
exercisable in installments cumulatively as to 25% of the Shares subject to the First Option on each anniversary of its date of grant.

                           (vi)  The  terms  of  a  Subsequent   Option  granted
hereunder shall be as follows:

                                    (A) the term of the Subsequent  Option shall
be ten (10) years.

                                    (B)   the   Subsequent   Option   shall   be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C) the  exercise  price per Share  shall be
100% of the fair market value per Share on the date of grant of the Subsequent Option.

                                    (D)  the  Subsequent   Option  shall  become
exercisable as to 2.08% of the Shares subject to the Subsequent Option on each monthly anniversary of its date of grant.

                           (vii) In the event that any Option  granted under the
Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner term inated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

         8. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

                  (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the

Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a

Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         11. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.